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                                                                   Exhibit 10.3

                        GUARANTY OF COSTS AND COMPLETION

     This unconditional guaranty ("Guaranty") is given pursuant to the terms and conditions of the agreement dated as of even date captioned "Acquisition and Construction Loan Agreement" (the "Loan Agreement") by and between 830 WINTER STREET LLC, a Delaware Limited Liability Company, having an address at c/o PRAECIS PHARMACEUTICALS INCORPORATED, One Hampshire Street, Cambridge, Massachusetts 02139 as "Borrower", and ANGLO IRISH BANK CORPORATION PLC ("Lender"; which term shall include any other lenders that become "Lenders" in the future under the Loan Agreement) having an address at Stephen Court, 18-21 St. Stephen's Green, Dublin 2, Ireland. Capitalized terms used herein and not otherwise specifically defined shall have the same meaning herein as in the Loan Agreement.

     FOR VALUE RECEIVED, and to induce Lenders to extend credit to Borrower as provided for in the Loan Agreement and the other Loan Documents, the undersigned, PRAECIS PHARMACEUTICALS INCORPORATED a Delaware corporation with its principal business address at One Hampshire Street, Cambridge, Massachusetts 02139 (the "Guarantor")," hereby unconditionally agrees as follows:

     1. GUARANTY. Guarantor, as a primary party and not as a surety, unconditionally and irrevocably guarantees to Lender the payment and performance of the following "Guaranteed Obligations":

     A. COMPLETION OF RENOVATION PROJECT. The lien free completion in accordance with the provisions of the Loan Agreement, of the construction of the Renovation Project, the correction of any defects or deficiencies therein, and the prompt and full payment (and not merely the collectibility) when due of all Project Costs payable by Borrower as necessary to achieve such completion.

     B. OVERRUNS AND INSUFFICIENCY OF PROCEEDS. The payment by Borrower of any amounts required to be made available to Lender under Section 2.5 (Cost Overruns) and 10.10 (Insufficiency of Loan Proceeds) of the Loan Agreement.

         Lender may, at its option, proceed directly and at once, without further notice, against the Guarantor hereunder, without proceeding against Borrower, or any other person or other Collateral with respect to the Guaranteed Obligations. Any sums payable by Guarantor hereunder shall bear interest at the Default Rate from the date of demand until the date paid.

         This Guaranty shall survive and continue in full force and effect beyond and after the payment and satisfaction of the Guaranteed Obligations and the Obligations of Borrower in the event Lender is required to disgorge or return any payment or property


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received as a result of any laws pertaining to preferences, fraudulent transfers or fraudulent conveyances.

     2. WAIVERS. Guarantor hereby waives and relinquishes to the fullest extent now or hereafter not prohibited by applicable law:

          (i)  all suretyship defenses and defenses in the nature thereof;

          (ii) any right or claim of right to cause a marshaling of the assets of Borrower or of any Collateral, or to cause Lender to proceed against any of the other security for the Guaranteed Obligations or the Obligations of Borrower before proceeding under this Agreement against Guarantor;

          (iii) until the satisfaction of all the Guaranteed Obligations, all rights and remedies against Borrower, including, but not limited to, any rights of subrogation, contribution, reimbursement, exoneration or indemnification pursuant to any agreement, express or implied, or now or hereafter accorded by applicable law to indemnitors, guarantors, sureties or accommodation parties; PROVIDED, however, unless Lender otherwise expressly agrees in writing, such waiver by Guarantor shall not be effective to the extent that by virtue thereof the Guarantor's liability under this Guaranty or under any other Loan Document is rendered invalid, voidable, or unenforceable under any applicable state or federal law dealing with the recovery or avoidance of so-called preferences or fraudulent transfers or conveyances or otherwise;

          (iv) notice of the acceptance hereof, presentment, demand for payment, protest, notice of protest, or any and all notice of nonpayment, nonperformance, nonobservance or default, or other proof or notice of demand whereby to charge Guarantor therefor;

          (v) the pleading of any Statute of Limitations as a defense to Guarantor's obligations hereunder;

          (vi) the right to a trial by jury in any matter related to this Guaranty; and

          (vii) the benefit of all other provisions of law which may be validly waived.

         GUARANTOR AND LENDER MUTUALLY HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE THE RIGHT TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED ON THIS GUARANTY, ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS GUARANTY OR ANY OF THE OTHER LOAN DOCUMENTS OR ANY COURSE OF CONDUCT, COURSE OF DEALINGS, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF ANY PARTY. THIS WAIVER IS GIVEN AS A MATERIAL


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INDUCEMENT TO LENDER TO ACCEPT THIS GUARANTY AND TO MAKE THE LOAN.

     3. CUMULATIVE RIGHTS. Lender's rights under this Agreement shall be in addition to and not in limitation of all of the rights and remedies of Lender under the Loan Documents. All rights and remedies of Lender shall be cumulative and may be exercised, in accordance with the Loan Agreement, in such manner and combination as Lender may determine.

     4. NO IMPAIRMENT. The liability of Guarantor hereunder shall in no way be limited or impaired by, and Guarantor hereby assents to and agrees to be bound by, any amendment or modification of the provisions of the Loan Documents, whenever occurring, but no such amendment or modification shall operate so as to increase the scope of Guarantor's liability hereunder unless such amendment or modification is assented to by the Guarantor. In addition, the liability of Guarantor under this Guaranty and the other Loan Documents shall in no way be limited or impaired by:

          (i) any extensions of time for performance required by any of the Loan Documents;

          (ii) any amendment to or modification of any of the Loan Documents except that no such amendment or modification made without the consent of Guarantor shall increase the scope or amount of Guarantor's liability hereunder;

          (iii) any sale or assignment of or participation in the Loan or any portion thereof or any sale, assignment or foreclosure of the Security Deed or any sale, transfer or exchange of all or part of the Site and Improvements;

          (iv) any exculpatory, or nonrecourse, or limited recourse, provision in any of the Loan Documents limiting Lender's recourse to the property encumbered by the Security Deed or to any other property or limiting Lender's rights to a deficiency judgment against Borrower or any other person or entity;

          (v) the accuracy or inaccuracy of any of the representations or warranties made by or on behalf of Borrower, any member or partner of Borrower, or Guarantor, under any Loan Document or otherwise;

          (vi) the release of Borrower, any member or partner of Borrower, or any other person or entity, from performance or observance of any of the agreements, covenants, terms or conditions contained in any of the Loan Documents by operation of law, Lender's voluntary act, or otherwise;

          (vii) the filing of any bankruptcy or reorganization proceeding by or against Borrower, any member or partner of Borrower, or any subsequent owner of the Site and Improvements;


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          (viii) the release or substitution in whole or part of any collateral or security for the Obligations or the Guaranteed Obligations;

          (ix) Lender's failure to record the Security Deed or file any UCC financing statements, or Lender's improper recording or filing of any thereof, or Lender's failure to otherwise perfect, protect, secure, or insure any security interest or lien given as security for the Obligations;

          (x) the release of any other party now or hereafter liable upon or in respect of this Guaranty or any of the other Loan Documents; or

          (xi) the invalidity or unenforceability of all or any portion of any of the Loan Documents as to Borrower or any other person or entity.

          Any of the foregoing may be accomplished with or without notice to Borrower, any member or partner of Borrower or Guarantor and with or without consideration.

     5. DELAY NOT WAIVER. No delay on Lender's part in exercising any right, power or privilege hereunder or under any of the Loan Documents shall operate as a waiver of any such privilege, power or right. No waiver by Lender in any instance shall constitute a waiver in any other instance.

     6. WARRANTIES AND REPRESENTATIONS. Guarantor warrants and represents to Lender for the express purpose of inducing Lender to enter into the Loan Agreement, as follows:


          (i) NO VIOLATION. The payment and performance by Guarantor of its obligations under this Guaranty do not and shall not constitute a violation of any law, order, regulation, contract or agreement to which Guarantor is a party or by which any Guarantor or any Guarantor's property may be bound;

          (ii) NO LITIGATION. There is no material litigation now pending or, to the best of Guarantor's knowledge threatened in writing, against Guarantor which, if adversely decided and not otherwise covered by adequate insurance would materially impair the ability of Guarantor to pay and perform Guarantor's obligations under this Guaranty. There is no litigation (whether or not material) pending, or, to the best of Guarantor's knowledge threatened in writing, against Guarantor in which the amount in controversy exceeds $25,000.00 which is not covered by adequate insurance, and which has not been previously disclosed in writing to Lender together with a written explanation of why such litigation is not material;

          (iii) ENTITY MATTERS. Guarantor is a duly organized, validly existing corporation, organized and in good standing under the laws of Delaware, has all requisite


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power and authority to conduct its business and to own its property as now conducted or owned, and is qualified to do business in all jurisdictions where the nature and extent of its business is such that such qualification is required by law;

          (iv) VALID AND BINDING. This Guaranty constitutes Guarantor's legal, valid and binding obligation in accordance with the respective terms hereof, subject to bankruptcy, insolvency and similar laws of general application affecting the rights and remedies of creditors and with respect to the availability of remedies of specific enforcement subject to the discretion of the court before which proceedings therefor may be brought;

          (v) SOLVENCY. Guarantor is solvent and is not rendered insolvent by the obligations undertaken in this Guaranty. Guarantor is not contemplating either the filing of a petition or proceeding under any state or federal bankruptcy or insolvency or reorganization laws or the liquidating of all or a major portion of Guarantor's property, and Guarantor has no knowledge of any such petition or proceeding being filed or threatened in writing against any Guarantor;

          (vi) FINANCIAL INFORMATION. True and complete copies of the financial statements of Guarantor have been delivered to Lender and each of the same are true, accurate and complete and fairly present Guarantor's financial condition as of the dates thereof and no material and adverse change has occurred in Guarantor's financial condition or business since the respective dates thereof; and each financial statement of Guarantor submitted in the future shall be true, accurate and complete and shall fairly present Guarantor's financial condition as of the dates thereof;

          (vii) MATERIAL ECONOMIC BENEFIT. The granting of the Loan to Borrower will constitute a material economic benefit to Guarantor; and

          (viii) GENERAL. Guarantor has disclosed all material facts and conditions to Lender which are necessary to make the representations and warranties of Guarantor set forth herein not materially misleading.

     7. NOTICES. Any notice or other communication in connection with this Guaranty shall be delivered in accordance with Section 22 of the Loan Agreement, addressed to Guarantor in care of the address for Borrower set forth therein.

     8. NO ORAL CHANGE. No provision of this Agreement may be changed, waived, discharged, or terminated orally (in person or by telephone) or by any other means except by an instrument in writing signed by the party against whom enforcement of the change, waiver or discharge or termination is sought.

     9. PARTIES BOUND; BENEFIT. This Agreement shall be binding upon Guarantor and Guarantor's successors, assigns, heirs and personal representatives and shall be for the benefit of Lender, and of any subsequent holder of all or a part of Lender's interest in


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the Loan and of any owner of a participation interest therein. In the event the interest of Lender under the Loan Documents is sold or transferred in whole or in part, then the liability of the Guarantor to such Lender(s) shall then be in favor of both the Lender originally named herein and each subsequent holder of Lender's interest therein, to the extent of their respective interests. In connection with any such sale, assignment or participation, Lender shall have the right to disclose to, or share with, any actual or potential transferee or participant all information, including, but not limited to, financial information in Lender's possession regarding the Loan, Borrower, Guarantor or the Site and Improvements.

     10. PARTIAL INVALIDITY. Each of the provisions hereof shall be enforceable against Guarantor to the fullest extent now or hereafter not prohibited by applicable law. The invalidity or unenforceability of any provision hereof shall not limit the validity or enforceability of each other provision hereof.

     11. GOVERNING LAW. This Agreement and the rights and obligations of the parties hereunder shall in all respects be governed by and construed and enforced in accordance with the internal laws of the Commonwealth of Massachusetts without giving effect to principles of conflicts of law. It is understood and agreed that this Guaranty and all of the other Loan Documents were negotiated, executed and delivered in the Commonwealth of Massachusetts, which Commonwealth the parties agree has a substantial relationship to the parties and to the underlying transactions embodied by the Loan Documents.

     12. CONSENT TO JURISDICTION. Guarantor hereby irrevocably submits to the nonexclusive personal jurisdiction of any Massachusetts State Court or any Federal Court sitting in Massachusetts over any suit, action or proceeding arising out of or relating to this Guaranty. Guarantor hereby agrees and consents that in addition to any methods of service of process provided for under applicable law, all service of process in any such suit, action or proceeding in any sitting in Massachusetts State or Federal Court may be made by certified or registered mail, return receipt requested, directed to Guarantors at the addresses indicated in Section 7 above and service so made shall be deemed completed five (5) days after the same shall have been so mailed.

     13. FINANCIAL STATEMENTS AND REPORTS. Guarantor shall furnish or cause to be furnished to Lender from time to time the following financial statements and reports and other information:

          (i) No later than ninety (90) days after the end of each fiscal year, audited, annual financial statements of Guarantor, as of the end of Guarantor's most recent fiscal year prepared in accordance with generally accepted accounting principles consistently applied by Ernst & Young LLP or by an independent certified public accountant reasonably acceptable to Lender and certified, without qualification, by such accountant, each such financial statement to include a statement of all contingent


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liabilities and to be supplemented by such detail and supporting data and schedules as Lender may from time to time reasonably determine;

          (ii) Within forty-five (45) days following the end of each of the first three (3) fiscal quarters, internally prepared financial statements of Guarantor as of the end of its most recent quarter, such financial statements to be prepared in accordance with generally accepted accounting principles, consistently applied, and certified by the principal financial officer of Guarantor to be true, accurate and complete, all in such form and manner of presentation as Lender may reasonably require;

          (iii) Promptly upon becoming aware thereof, written notice from Guarantor of any event or condition which might have a materially adverse effect on the business, operations, assets, condition (financial or otherwise) or prospects of Guarantor or the ability of Guarantor to perform under this Guaranty (including but not limited to, litigation commenced or threatened in writing against Guarantor, judgments rendered against Guarantor, liens filed against any property of Guarantor, defaults claimed under indebtedness for borrowed money for which Guarantor is primarily or secondarily liable, or bankruptcy, insolvency or trustee or receivership proceedings commenced against Guarantor) such notice to specify the nature and the period of existence of such event or condition, the anticipated effect thereof, and what action Guarantor is taking or proposes to take with respect thereto;

          (iv) Such other financial information as Lender may reasonably require from time to time.

     14. ADDITIONAL COVENANTS OF THE GUARANTOR. Guarantor covenants and agrees as follows:

          14.1. GENERAL. Guarantor shall pay, perform, observe and comply with all of the obligations, terms, covenants and conditions set forth in this Guaranty and in a certain Guaranty of Non-Recourse Exceptions of even date herewith from Guarantor to Lender. Guarantor shall not suffer or permit to occur any material adverse change in its financial condition, liquidity or business from that shown on or reflected in its financial statements most recently submitted to Lender prior to the date hereof.

          14.2. OWNERSHIP AND CONTROL OF GUARANTOR. Except as otherwise permitted under Section 11.7 of the Loan Agreement or in connection with an acquisition by Guarantor, Guarantor shall not permit any change in the ownership or control of Guarantor; provided, however that a change of control shall not be deemed to include changes in the Board of Directors of Guarantor.

          14.3. LEGAL EXISTENCE. Guarantor will do or cause to be done all things necessary to preserve and keep in full force and effect its legal existence, and to comply with all applicable laws and regulations with respect to which non-compliance would


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cause a materially adverse impact on the Site, Improvements, Loan, Borrower or
Guarantor (including, without limitation, ERISA, tax, securities and environmental laws).

          14.4. MERGERS. Except otherwise permitted under Section 11.7 of the Loan Agreement, Guarantor will not become a party to any merger or consolidation, or agree to effect any asset acquisition or stock acquisition (other than the acquisition of assets in the ordinary course of business).

          14.5. TRANSFER OF INTEREST. Except as otherwise permitted under
Section 11.7 of the Loan Agreement, Guarantor will not make or permit to be made, by voluntary or involuntary means, any transfer or encumbrance of any of its direct or indirect interests in Borrower, or any dilution of its direct or indirect interests in Borrower. In no event shall any transfer of interest permitted under the Loan Agreement affect the liability of Guarantor hereunder.

     15. LEGAL FEES, COSTS AND EXPENSES. Guarantor further agrees to pay upon demand all costs and expenses reasonably incurred by Lender or its successors or assigns in connection with enforcing any of the rights or remedies of Lender, or such successors or assigns, under or with respect to this Guaranty including, but not limited to, reasonable attorneys' fees and the out-of-pocket expenses and disbursements of such attorneys. Any such amounts which are not paid within fifteen (15) days of demand therefor shall bear interest at the Default Rate from the date of demand until paid.

     16.  SUBORDINATION.

          16.1. Any indebtedness of Borrower to Guarantor, or to any affiliated entity of Guarantor, now or hereafter existing together with any interest thereon shall be, and such indebtedness is, hereby deferred, postponed and subordinated to the prior, full and Non-Contestable Payment and satisfaction of all Obligations of Borrower under the Loan Agreement, the Note, the Security Deed and the other Loan Documents. Payment and satisfaction of Obligations shall be deemed "Non-Contestable Payment" only upon such payment and satisfaction and the expiration of all periods of time within which a claim for the recovery of a preferential payment, or fraudulent conveyance, or fraudulent transfer, in respect of payments received by Lender as to the Obligations could be filed or asserted with: (A) no such claim having been filed or asserted, or (B) if so filed or asserted, the final, non-appealable decision of a court of competent jurisdiction denying the claim or assertion.

          16.2 At all times until the full and Non-Contestable Payment and satisfaction of the Obligations of Borrower with respect to the Loan (and including interest accruing on the Note after the commencement of a case by or against Borrower under the Bankruptcy Code now or hereafter in effect, which interest the parties agree shall remain a claim that is prior and superior to any claim of Guarantor or any affiliated entity of Guarantor notwithstanding any contrary practice, custom or ruling in cases under the Bankruptcy Code, as now or hereafter in effect, generally), Guarantor agrees


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and to cause each of its affiliated entities to agree not to accept any payment or satisfaction for any kind of indebtedness of Borrower to Guarantor, or any affiliated entity, and hereby assigns such indebtedness to Lender including, but not limited to, the right to file proofs of claim and to vote thereon in connection with any such case under the Bankruptcy Code, as now or hereafter in effect, and the right to vote on any plan of reorganization.

          16.3 Any mortgage, security interest, lien or charge on the Collateral, all rights therein and thereto, and on the revenue and income to be realized therefrom, which Guarantor, or any affiliated entity, may have or obtain as security for any loans, advances, indebtedness or costs shall be, and such mortgage security interest, lien or charge hereby is, subordinated to the Security Deed and to the full and Non-Contestable Payment and satisfaction of all Obligations of Borrower under the Loan Agreement, the Note and the other Loan Documents.

          16.4 In addition to the foregoing, and not in limitation thereof, any claims of Guarantor, or any affiliated entity of Guarantor, of subrogation, contribution, reimbursement, exoneration, indemnification, or reimbursement arising out of any payment made on this Guaranty, whether such claim is based upon an express or implied contract, or operation of law, are hereby waived until the full and Non-Contestable Payment and satisfaction of all Obligations of Borrower under the Loan Documents. Provided, however, unless Lender otherwise expressly agrees in writing, such waiver by any particular Guarantor shall not be effective to the extent that by virtue thereof such Guarantor's liability under this Guaranty or under any other Loan Document is rendered invalid, voidable, or unenforceable under the applicable state or federal law dealing with the recovery or avoidance of so-called preferences or fraudulent conveyances or otherwise.

     17. COUNTERPARTS. This Guaranty may be executed in several counterparts, each of which when executed and delivered is an original, but all of which together shall constitute one instrument. In making proof of this Guaranty, it shall not be necessary to produce or account for more than one such counterpart which is executed by the party against whom enforcement of such Guaranty is sought.


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     Witness the execution and delivery hereof, under seal, as of the 11th day of July, 2000.

                                       GUARANTOR:

Attest:                                PRAECIS PHARMACEUTICALS
                                       INCORPORATED, a Delaware corporation

/s/ Mary E. DeLena                     By: /s/ Kevin F. McLaughlin
-----------------------                   ------------------------------------
                                          Name: Kevin F. McLaughlin
                                               -------------------------------
                                          Its: Senior Vice President
                                               -------------------------------
                                          Hereunto duly authorized


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